UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

Texas Instruments Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 26, 2018.

TEXAS INSTRUMENTS INCORPORATED

TEXAS INSTRUMENTS INCORPORATED ATTN: JANE NAHRA P.O. BOX 655474 MS 3999 DALLAS, TX 75265-5474

Meeting Information
Meeting Type: Annual Meeting
For holders as of: February 26, 2018
Date: April 26, 2018 Time: 8:30 a.m.
Location: Texas Instruments Incorporated
12500 TI Boulevard Dallas, Texas 75243

See page 55 of the Proxy Statement (available at www.proxyvote.com) for directions to the meeting location. To attend the annual meeting you must request an advance registration form at www.proxyvote.com

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. 2018 Notice and Proxy Statement 2. 2017 Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
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— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: If you plan to attend the annual meeting you must print your advance registration form by 11:59 p.m. April 25, 2018 at the Stockholder Meeting Registration site: www.proxyvote.com. If you are unable to print your advance registration form call (Toll Free) 1-844-318 -0137 or (International Toll Call) 1-925-331-6070. At the meeting you will also be required to show a government-issued photo ID and you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) and follow the instructions. For registered shares, you may vote by Internet up until 11:59 p.m. Eastern time on April 25, 2018. For shares allocable to a benefit plan account, voting instructions must be received no later than 11:59 p.m. Eastern time on April 23, 2018.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials (as indicated above), which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR

each of the nominees for Director and FOR Proposals

2 through 4.

1.	Election of Directors

Nominees:

1a.	R. W. Babb, Jr.

1b.	M. A. Blinn

1c. T.	M. Bluedorn

1d.	D. A. Carp

1e. J.	F. Clark

1f. C.	S. Cox

1g.	B. T. Crutcher

1h.	J. M. Hobby

1i. R.	Kirk

1j. P.	H. Patsley

1k. R.	E. Sanchez

1l. R.	K. Templeton

2.	Board proposal regarding advisory approval of the Company’s executive compensation.

3.	Board proposal to approve the Texas Instruments 2018 Director Compensation Plan.

4.	Board proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2018.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.